EXHIBIT 24.3


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned director of WHITMAN EDUCATION GROUP, INC. hereby generally constitutes and appoints Richard C. Pfenniger, Jr. and Fernando L. Fernandez and each of them with full power to each of them to act alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for us and in our stead, in any and all capacities, to sign this Registration Statement on Form S-8 and all documents or amendments relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as full to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /S/ PETER S. KNIGHT
                                         ---------------------------------------
                                         PETER S. KNIGHT


STATE OF ____________               )
                                    )  SS
COUNTY OF __________                )

         The foregoing instrument was acknowledged before me in _______ County, __________, this _____ day of November, 1997, by PETER S. KNIGHT, who is personally known to me or who has produced ________________ driver's license (number __________________) as identification and who did take an oath.


                                 Notary Public:   /S/
                                                 ------------------------------
                                                 State of ____________ at Large
                                 Print Name:
                                 My Commission Expires: